Exhibit 4.15.2
A separate accession deed substantially identical in all material respects to Exhibit [•] hereto was entered into between each entity listed below:

Entity	Date
Reynolds Group Holdings Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Reynolds Group Issuer Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Reynolds Group Issuer LLC, a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Closure Systems International Holdings Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Closure Systems International Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Reynolds Packaging Machinery Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Closure Systems Mexico Holdings LLC, a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

CSI Mexico Holdings LLC, a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Southern Plastics Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

CSI Sales & Technical Services Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Entity	Date
Reynolds Consumer Products Holdings Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Bakers Choice Products Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Reynolds Consumer Products, Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Reynolds Foil Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904	November 5, 2009

Reynolds Services Inc., a Delaware corporation, of 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware 19904.	November 5, 2009

Closure Systems International Holdings (Germany) GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany having its registered address at Mainzer Strasse 185, 67547 Worms, Germany
November 5, 2009

Closure Systems International Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany having its registered address at Mainzer Strasse 185, 67547 Worms, Germany
November 5, 2009

Closure Systems International Deutschland Real Estate GmbH & Co. KG, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany having its registered address at Mainzer Strasse 185, 67547 Worms, Germany
November 5, 2009

Closure Systems International Luxembourg S.A R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 6C, Parc d’Activités Syrdall, L-5365 Munsbach, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 146.929
November 5, 2009

Reynolds Group Issuer (Luxembourg) S.A., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 6C, Parc d’Activités Syrdall, L-5365 Munsbach, Grand Duchy of Luxembourg, and under pending registration with the Luxembourg Register of Commerce and Companies
November 5, 2009

Closure Systems International B.V., a private limited liability company (besloten vennoostschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands having its registered address at Teleportboulevard 140, 1043EJ Amsterdam, The Netherlands
November 5, 2009

Entity	Date
Reynolds Consumer Products International B.V., a private limited liability company (besloten vennoostschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands having its registered address at Teleportboulevard 140, 1043EJ Amsterdam, The Netherlands
November 5, 2009

SIG Holding (UK) Limited, a private limited company organised under the laws of England and Wales having its registered address at Blackthorn Way, Houghton Le Spring, Tyne & Wear, DH4 6JN	December 2, 2009

SIG Combibloc Limited, a private limited company organised under the laws of England and Wales having its registered address at Blackthorn Way, Houghton Le Spring, Tyne & Wear, DH4 6JN	December 2, 2009

Closure Systems International (UK) Limited, a private limited company organised under the laws of England and Wales having its registered address at Blackthorn Way, Houghton Le Spring, Tyne & Wear, DH4 6JN
December 2, 2009

Reynolds Consumer Products (UK) Limited, a private limited company organised under the laws of England and Wales having its registered address at 1 Park Row, Leeds, LS1 5AB	December 2, 2009

BACO Consumer Products Limited, a private limited company organised under the laws of England and Wales having its registered address at 1 Park Row, Leeds, LS1 5AB	December 2, 2009

CSI Latin American Holdings Corporation of Romasco Place, Wickhams Cay, P.O. Box 3140 Road Town, Tortola, British Virgin Islands	December 2, 2009

Closure Systems International Canada Limited, corporation incorporated under the federal laws of Canada having its registered address at 199 Bay Street, Suite 2800, Toronto, Ontario M5L 1A9	December 2, 2009

CSI Closure Systems Manufacturing de Centro America S.R.L., corporate identification number 3-102-226363, a company duly incorporated under the laws of Costa Rica	December 2, 2009

Closure Systems International Holdings (Japan) KK, a Japanese joint stock corporation (kabushiki kaisha) organized under the laws of Japan having its registered address at 2-7-4, Nishishimbashi, Minato-ku, Tokyo, Japan
December 2, 2009

Entity	Date
Closure Systems International Japan, Limited, a Japanese joint stock corporation (kabushiki kaisha) organized under the laws of Japan having its registered address at 2-7-4, Nishishimbashi, Minato-ku, Tokyo, Japan
December 2, 2009

SIG Combibloc Procurement AG, with its registered office in Neuhausen am Rheinfall, Switzerland	December 2, 2009

Bienes Industriales del Norte, S.A. de C.V., a commercial company organized as sociedad anonima de capital variable under the laws of Mexico having its address at Circuito Productividad Poniente 120, Col. Las Pintas, 45690, El Salto, Jal., Mexico
January 29, 2010

Tecnicos de Tapas Innovativas, S.A. de C.V., a commercial company organized as sociedad anonima de capital variable under the laws of Mexico having its address at Circuito Productividad Poniente 120, Col. Las Pintas, 45690, El Salto, Jal., Mexico
January 29, 2010

Grupo CSI de Mexico, S.A. de C.V., a commercial company organized sociedad de responsabilidad limitada de capital variable under the laws of Mexico having its address at Carr. Miguel Aleman Km. 14.5 s/n E3A, Monterrey Business Park, 66600, Apodaca, N.L., Mexico
January 29, 2010

CSI en Ensenada, S.A. de C.V., a commercial company organized as sociedad de responsabilidad limitada de capital variable under the laws of Mexico having its address at Carr. Tecate Ensenada Km. 103.5 No. 1473, Col. El Sauzal de Rodriguez, 22760, Ensenada, B.C. Mexico
January 29, 2010

CSI en Saltillo, S.A. de C.V., a commercial company organized as sociedad de responsabilidad limitada de capital variable under the laws of Mexico having its address at Indiana 435, Fracc. Industrial Valle de Saltillo, 25100, Saltillo, Coah., Mexico
January 29, 2010

CSI Tecniservicio, S. de R.L. de C.V., a commerical company organised as sociedad de responsabilidad limitada de capital variable under the laws of Mexico, having its address at Indiana 435, Fracc. Industrial Valle de Saltillo, 25100, Saltillo, Coah., Mexico
January 29, 2010

SIG Reinag AG, with its registered office in Neuhausen am Rheinfall, Switzerland	January 29, 2010

SIG Combibloc Limited, a limited liability company organised under the laws of Hong Kong having its registered address at Level 25, Three Pacific Place, 1 Queen’s Road East, Hong Kong	February 25, 2010

Closure Systems International (Hong Kong) Limited, a limited liability company organised under the laws of Hong Kong having its registered address at 1301 Admiralty Center Tower 1, 18 Harcourt Road, Admiralty, Hong Kong
February 25, 2010

Entity	Date
SIG Austria Holding GmbH, Industriestraße 3, Saalfelden am Steinernen Meer	March 4, 2010

SIG Combibloc GmbH, Industriestraße 3, Saalfelden am Steinernen Meer	March 4, 2010

SIG Combibloc GmbH & Co. KG, Industriestraße 3, Saalfelden am Steinernen Meer	March 4, 2010

Blue Ridge Holding Corp., a Delaware corporation, with an address for its registered office in the State of Delaware of 1209 North Orange Street, Wilmington, Delaware 19801	May 4, 2010

Blue Ridge Paper Products Inc.., a Delaware corporation, with an address for its registered office in the State of Delaware of 1209 North Orange Street, Wilmington, Delaware 19801	May 4, 2010

Evergreen Packaging International (US) Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of 1209 North Orange Street, Wilmington, Delaware 19801	May 4, 2010

Evergreen Packaging Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of 1209 North Orange Street, Wilmington, Delaware 19801	May 4, 2010

Evergreen Packaging (USA) Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of 1209 North Orange Street, Wilmington, Delaware 19801	May 4, 2010

BRPP, LLC., a North Carolina limited liability company	May 4, 2010

Evergreen Packaging Canada Limited, a corporation incorporated under the laws of the Province of Ontario, Canada, having its registered address at 199 Bay Street, Suite 2800, Toronto, Ontario, M5L 1A9, Canada
May 4, 2010

Evergreen Packaging (Hong Kong) Limited, a corporation incorporated under the laws of Hong Kong whose registered office is at 1401 Hutchison House, 10 Harcourt Road, Hong Kong, with company number 1112285
May 4, 2010

Entity	Date
Evergreen Packaging (Luxembourg) S.a r.l., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 6C, Parc d’Activités Syrdall, L-5365 Munsbach, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 152662, having share capital of EUR 12,500
May 4, 2010

Evergreen Packaging Mexico, S. de R.L. de C.V, a commerical company organised as sociedad de responsabilidad limitada de capital variable under the laws of Mexico, having its address at Florencia 57, Col. Juarez, 06600, Mexico City, D.F., Mexico
May 4, 2010

Evergreen Packaging International B.V., a private company with limited liability (besloten vennoostschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zeiel) in Amsterdam, The Netherlands and its registered address at Teleportboulevard 140, 1043EJ Amsterdam, The Netherlands, Chamber of Commerce registration number 24321403
May 4, 2010

Whakatane Mill Limited, a limited liability company in New Zealand	May 4, 2010

Whakatane Mill Australia Pty Limited (ACN 143 793 659), of Citigroup Centre, Suite 2502, Level 25, 2-26 Park Street, Sydney, N.S.W., Australia	May 4, 2010

Whakatane Mill Australia Pty Limited (CAN 143 793 659) of Citigroup Centre, Suite 2502, Level 25, 2-26 Park Street, Sydney, N.S.W., Australia	June 17, 2010

Reynolds Food Packaging Canada Inc., a corporation incorporated under the federal laws of Canada, having its registered address at 5555 William Price Street, Laval, Quebec, H7L 6C4, Canada	September 1, 2010

Reynolds Metals Company de Mexico, , S. de R.L. de C.V a commerical company organised as sociedad de responsabilidad limitada de capital variable under the laws of Mexico, having its address at Durango 263, piso, Col. Roma 06700, D.F., Mexico
September 1, 2010

Maxpack, , S. de R.L. de C.V a commerical company organised as sociedad de responsabilidad limitada de capital variable under the laws of Mexico, having its address at Blvd. Apoldaca 800, Col. Apoldaca Technology Park, 66600, N.L., Mexico
September 1, 2010

Evergreen Packaging International B.V., a private company with limited liability (besloten vennoostschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zeiel) in Amsterdam, The Netherlands and its registered address at Teleportboulevard 140, 1043EJ Amsterdam, The Netherlands, Chamber of Commerce registration number 34291102
September 1, 2010

Entity	Date
Ivex Holdings, Ltd., a private limited company organised under the laws of England and Wales having its registered address at 1 Park Row, Leeds, LS1 5AB	September 1, 2010

Kama Europe Limited, a private limited company organised under the laws of England and Wales having its registered address at Salters Lane, Sedgefield, County Durham, TS21 3EE	September 1, 2010

Reynolds Packaging Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of 160 Greentree Drive, Suite 101, Dover, Delaware 19904	September 1, 2010

Reynolds Flexible Packaging Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of 160 Greentree Drive, Suite 101, Dover, Delaware 19904	September 1, 2010

Reynolds Flexible Packaging Inc., a Delaware limited liability company, with an address for its registered office in the State of Delaware of 160 Greentree Drive, Suite 101, Dover, Delaware 19904	September 1, 2010

Reynolds Packaging Kama Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of 160 Greentree Drive, Suite 101, Dover, Delaware 19904	September 1, 2010

Reynolds Packaging LLC, a Delaware limited liability company, with an address for its registered office in the State of Delaware of 160 Greentree Drive, Suite 101, Dover, Delaware 19904	September 1, 2010

Ultra Pac, Inc., a Minnesota corporation, with an address for its registered office in the State of Minnesota of 590 Park Street, Suite 6, St. Paul, Minnesota 55103	September 1, 2010

Pactiv Hamburg Holdings GmbH, a limited liability company incorporated under the laws of Germany, whose registered office is in Hamburg, registered with the Commercial Register of the Local Court Hamburg under HR B 106481
March 2, 2011

Pactiv Deutschland Holdinggesellschaft mbH, a limited liability company incorporated under the laws of Germany, whose registered office is in Hamburg, registered with the Commercial Register of the Local Court Hamburg under HR B 71774
March 2, 2011

Entity	Date
Omni-Pac Ekco GmbH Verpackungsmittel, a limited liability company incorporated under the laws of Germany, whose registered office is in Hamburg, registered with the Commercial Register of the Local Court Hamburg under HR B 102663
March 2, 2011

Omni-Pac GmbH Verpackungsmittel, a limited liability company incorporated under the laws of Germany, whose registered office is in Elsfleth, registered with the Commercial Register of the Local Court Oldenburg under HR B 201738
March 2, 2011

Central de Bolsas, S. de R.L. de C.V., a commercial company organised as sociedad de responsabilidad limitada de capital variable under the laws of Mexico, whose registered office is at Carr. Base Aerea 555, Col. San Juan de Ocotan, Zapopan, Jalisco;
April 19, 2011

Grupo Corporativo Jaguar, S.A. de C.V., a commercial company organised as sociedad anónima de capital variable under the laws of Mexico, whose registered office is at Carr. Base Aerea 555, Col. San Juan de Ocotan, Zapopan, Jalisco;

Servicios Industriales Jaguar, S.A. de C.V., a commercial company organised as sociedad anónima de capital variable under the laws of Mexico, whose registered office is at Carr. Base Aerea 555, Col. San Juan de Ocotan, Zapopan, Jalisco;

Servicio Terrestre Jaguar, S.A. de C.V., a commercial company organised as sociedad anónima de capital variable under the laws of Mexico, whose registered office is at Carr. Base Aerea 555, Col. San Juan de Ocotan, Zapopan, Jalisco; and

Pactiv Mexico, S. de R.L. de C.V., a commercial company organised as sociedad de responsabilidad limitada de capital variable under the laws of Mexico, whose registered office is at Av. Nicolas Gogol 11342, Complejo Industrial Chihuahua, Chihuahua, Chihuahua.

Dopaco, Inc., a Pennsylvania corporation, whose registered office is at 241 Woodbine Road, Downingtown, PA 19335	May 2, 2011

Dopaco Canada, Inc., a corporation incorporated under the federal laws of Canada, whose registered office is at 46-60 Hale Road, Brampton, Ontario, Canada, L6W 3M1;	May 2, 2011

Garven Incorporated, a corporation incorporated under the laws of the Province of Ontario, whose registered office is at 492 Sovereign Court, London, Ontario, Canada, N6M 1B2; and

Conference Cup Ltd., a corporation incorporated under the laws of the Province of Ontario, whose registered office is at 492 Sovereign Court, London, Ontario, Canada, N6M 1B2.

Bucephalas Acquisition Corp., a Delaware corporation, with an address for its registered office in the State of Delaware of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801	August 19, 2011

Entity	Date
Graham Packaging Company Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle, Delaware 19801
September 8, 2011

GPC Holdings LLC, a Delaware limited liability company, with an address for its registered office in the State of Delaware of: Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle, Delaware 19801; and
September 8, 2011

BCP/Graham Holdings L.L.C., a Delaware limited liability company, with an address for its registered office in the State of Delaware of Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle, Delaware 19801.

RenPac Holdings Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of: Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle, Delaware 19801; and
October 14, 2011

Reynolds Manufacturing, Inc., a Delaware corporation, with an address for its registered office in the State of Delaware of Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle, Delaware 19801.